Exhibit 99.2

HUGHES TELEMATICS, INC.
REGISTRATION RIGHTS AGREEMENT

Dated as of October 7, 2011

THIS REGISTRATION RIGHTS AGREEMENT, dated as of October 7, 2011, by and among HUGHES TELEMATICS, INC., a Delaware corporation (the “Company”), and the entities and individuals designated on Schedule 1 hereto (each of which is herein referred to as an “Investor,” and together, the “Investors”).
In consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1    Definitions. The following capitalized terms used herein have the following meanings:
“Agreement” means this Registration Rights Agreement, as amended, restated, supplemented or otherwise modified from time to time.
“Allowable Blackout Period” has the meaning set forth in Section 3.5 hereof.
“Blackout Period” has the meaning set forth in Section 3.5 hereof.
“Board” means the board of directors of the Company.
“Business Day” means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.
“Closing Date” has the meaning set forth in the Purchase Agreement.
“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.
“Common Shares” means the shares of Common Stock purchased by the Investors pursuant to the Purchase Agreement.
“Common Stock” means the common stock, par value $0.0001 per share, of the Company and any other capital stock of any class or series of the Company and any shares of capital stock issuable upon the conversion, exercise or exchange of securities of the Company convertible into, or exercisable or exchangeable for, any such common stock or other capital stock of the Company.
“Company” has the meaning assigned to it in the introductory paragraph of this Agreement.
“Contractual Securities” means collectively, (i) securities of the Company which are subject to an Existing Contract and (ii) Registrable Securities.

“Contractual Securityholders” means all Persons that hold Contractual Securities.
“Effectiveness Deadline” means, with respect to the initial Registration Statement, the earlier of (i) the nine month anniversary of the Filing Deadline (or the twelve month anniversary of the Filing Deadline in the event that such registration statement is subject to review by the Commission) and (ii) the fourth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review.
“Effectiveness Period” has the meaning set forth in Section 3.3 hereof.
“Event” has the meaning set forth in Section 2.3 hereof.
“Event Date” has the meaning set forth in Section 2.3 hereof.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.
“Existing Contract” means any contract to which the Company is a party and in effect as of the date hereof, under which the Company may be required to register securities on the Registration Statement.
“Filing Deadline” has the meaning set forth in Section 2.1 hereof.
“Governmental Authority” means any federal, state, local or foreign government, executive official thereof, governmental or regulatory authority, agency or commission, including courts of competent jurisdiction, domestic or foreign.
“Indemnified Party” has the meaning set forth in Section 4.3 hereof.
“Indemnifying Party” has the meaning set forth in Section 4.3 hereof.
“Investors” has the meaning assigned to it in the introductory paragraph of this Agreement.
“Investor Representative” means, with respect to any Registrable Securityholder, such representative or representatives, if any, set forth on Schedule I hereto under the heading “Investor Representative” or as may be designated as such in the future by one or more of the Registrable Securityholders from time to time.
“Notices” has the meaning set forth in Section 7.2 hereof.
“Person” means an individual, a partnership (general or limited), a corporation, a limited liability company, an association, a joint stock company, Governmental Authority, a business or other trust, a joint venture, any other business entity or an unincorporated organization.

“Purchase Agreement” means that certain Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the Investors.
“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.
“Registrable Securities” means all Common Shares, including any shares of Common Stock issued or issuable in respect of a stock split, distribution, anti-dilution adjustment or otherwise. Such securities shall cease to be Registrable Securities upon the earlier of the dates that: (a) the Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been Transferred in accordance with such Registration Statement; (b) such securities shall have been otherwise Transferred, new certificates for them not bearing a legend restricting further Transfer shall have been delivered by the Company and subsequent public distribution of them shall not require Registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) the Registrable Securities are saleable under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 (including under Rule 144(c)(1) and Rule 144(i)(2)) and not subject to the volume restriction therein; provided, however, that if any shares of Common Stock cease to be Registrable Securities by virtue of clause (d) above and Rule 144 subsequently becomes unavailable to permit the resale thereof, such shares shall once again be considered Registrable Securities.
“Registrable Securityholders” means, for so long as any such Person holds Registrable Securities, collectively, (i) the Investors, and (ii) any Person who or which has acquired Registrable Securities.
“Registrable Securityholders Indemnified Party” has the meaning set forth in Section 4.1.
“Registration Statement” has the meaning set forth in Section 2.1 hereof; provided, that such meaning shall include any such registration statement that has previously become effective under the Securities Act and relates to the resale of the Registrable Securities.
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.
“Suspension Notice” has the meaning set forth in Section 3.5 hereof.
“Transfer” means to (a) directly or indirectly offer, sell, contract to sell, exchange, pledge or otherwise dispose of any Common Stock or other equity securities of the Company, (b) enter into any transaction which is designed to, or would reasonably be expected to, result in the disposition, whether by actual disposition or effective economic disposition due to cash settlement or otherwise, of Common Stock or other equity securities of the Company (including the filing or participation in the filing of a Registration Statement with the Commission), or (c) establish or increase a put equivalent position or liquidate or decrease a call equivalent position relating to Common Stock or other equity securities of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder. “Transferred” and “Transferee” each have a correlative meaning.

ARTICLE II
SHELF REGISTRATION RIGHTS
Section 2.1    Shelf Registration. The Company will cause a registration statement on Form S-3 (except if the Company is then ineligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on such other form available to the Company to register for resale the Registrable Securities as a secondary offering) relating to the resale of the Registrable Securities by the Registrable Securityholders on a continuous basis pursuant to Rule 415 under the Securities Act (the “Registration Statement”), to be filed with the Commission as promptly as possible following the date hereof, and in any event no later than ten (10) days from the date hereof, subject to extension pursuant to Section 3.1 hereof (the “Filing Deadline”). Notwithstanding the registration obligations set forth in this Agreement, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Registrable Securityholders thereof and use its commercially reasonable efforts to file amendments to the initial Registration Statement as required by the Commission and/or (ii) withdraw the initial Registration Statement and file a new Registration Statement, in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on such form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or new Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Securities Act Rules’ Compliance and Disclosure Interpretation 612.09. In the event the Company amends the initial Registration Statement or files a new Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission or SEC Guidance provided to the

Company or to registrants of securities in general, one or more registration statements on such form available to the Company to register for resale those Registrable Securities that were not registered for resale on the initial Registration Statement, as amended, or the new Registration Statement. No Registrable Securityholder shall be named as an “underwriter” in any Registration Statement without such Registrable Securityholder’s prior written consent.
Section 2.2    The Company will use its commercially reasonable best efforts to cause each Registration Statement to become effective as soon as practicable after the date of such filing and in any event no later than the Effectiveness Deadline. The Company shall, by 9:30 a.m. New York City time on the first Business Day after the effective date of such Registration Statement, file a final prospectus with the Commission, as required by Rule 424(b) under the Securities Act.
Section 2.3    If: (i) a Registration Statement covering all of the Registrable Securities is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline, (ii) after its effective date, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, in the case of (A) and (B) (other than during an Allowable Blackout Period (as defined in Section 3.5 of this Agreement)), (iii) a Blackout Period (as defined in Section 3.5 of this Agreement) exceeds the length or number, in each case individually or in the aggregate, of an Allowable Blackout Period, or (iv) after the date nine months following the Closing Date, and only in the event a Registration Statement is not available to sell all Registrable Securities, the Company fails to file with the Commission any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) or Rule 144(i)(2) as a result of which the Registrable Securityholders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) (any such failure or breach in clauses (i) through (iv) above being referred to as an “Event,” and, for purposes of clauses (i), (ii) or (iv), the date on which such Event occurs and for purposes of clause (iii) the date on which such Allowable Blackout Period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Registrable Securityholders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Registrable Securityholder pursuant to the Purchase Agreement for any Registrable Securities held by such Registrable Securityholder on the Event Date. The parties agree that notwithstanding anything to the contrary herein, no liquidated damages shall be payable (i) if as of the relevant Event Date, the Registrable Securities may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144 and the Company was in compliance with the current public information requirements under Rule 144 (including under Rule 144(c)(1) and Rule 144(i)(2)), as determined by counsel to the Company (which may be in-house counsel) pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and (ii) with respect to any period after the expiration of the

Effectiveness Period), and in no event shall the aggregate amount of liquidated damages payable to a Registrable Securityholder exceed, in the aggregate, twelve percent (12%) of the aggregate purchase price paid by such Registrable Securityholder pursuant to the Purchase Agreement. If the Company fails to pay any liquidated damages pursuant to this Section 2.3 in full within five (5) Business Days after the date payable, the Company will pay interest thereon at a rate of 1.0% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Registrable Securityholder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. The Effectiveness Deadline for a Registration Statement shall be extended without default or liquidated damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of any Person to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended with respect to Registrable Securities; provided, that if the failure to provide such information is attributable to a Registrable Securityholder, such extension shall only apply to Registrable Securities held by such Registrable Securityholder).
ARTICLE III
REGISTRATION PROCEDURES
Section 3.1    Filings; Information. In no way limiting Section 2.3, the Company may postpone the filing of the Registration Statement if, based on the good faith judgment of the Board, such postponement is necessary in order to avoid premature disclosure of a matter the Board has determined would not be in the best interest of the Company to be disclosed at such time. The Company shall provide written notice to the Registrable Securityholders of any postponement of the filing of the Registration Statement pursuant to this Section 3.1. The Company may defer the filing of the Registration Statement pursuant to this Section 3.1 on one occasion only and for not more than 30 days.
Section 3.2    Copies. The Company shall, at least three (3) Business Days prior to filing the Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to such Registrable Securityholder, and, if requested in writing by any Registrable Securityholder, such holders’ legal counsel, copies of the Registration Statement as proposed to be filed, each amendment and supplement to the Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in the Registration Statement (including each preliminary prospectus) and, subject to prior receipt by the Company from a Registrable Securityholder of any confidentiality agreement as the Company may reasonably request, such other documents as any Registrable Securityholder or legal counsel for any Registrable Securityholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Registrable Securityholder. Each Registrable Securityholder shall have the opportunity to review and comment on the Registration Statement or prospectus, or any amendment or supplement thereto. The Company shall make available to the Registrable Securityholders each letter written by or on behalf of the Company to the Commission or the staff of the Commission (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), and each item of correspondence from the Commission or the staff of the Commission (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case relating to the Registration Statement.
Section 3.3    Effectiveness Period. After the Registration Statement has become effective, and subject to any Blackout Periods, the Company shall use its reasonable best efforts to keep such Registration Statement effective until the earlier of (i) the date that all Registrable Securities covered by such Registration Statement may be sold without volume or manner of sale restrictions under Rule 144, without the requirement for the Company to be in compliance with the current public information requirements under Rule 144 (including under Rule 144(c)(1) and Rule 144(i)(2)), as determined by counsel to the Company (which may be in-house counsel) pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent, or (ii) such time as all Registrable Securities covered by the Registration Statement have been publicly sold either pursuant to the Registration Statement in accordance with the plan of distribution set forth therein or pursuant to Rule 144 (the “Effectiveness Period”). The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and in compliance with the provisions of the Securities Act for the Effectiveness Period. Notwithstanding anything to the contrary set forth herein, the Effectiveness Period shall include any period during which any Registrable Securities cease to be saleable under Rule 144 by virtue of the Company’s failure to be in compliance with the current public information required under Rule 144 (including under Rule 144(c)(1) and Rule 144(i)(2)) or subject to any volume limitations on sale thereunder, and in the event the Company is not able to maintain the effectiveness of the Registration Statement following the occurrence of such failure or imposition of any volume limitation, the Company will use its reasonable best efforts to file with the Commission, as promptly as possible following such occurrence and in any event no later than sixty (60) days thereafter, a new Registration Statement covering all of the Registrable Securities, and shall otherwise comply with all of the provisions of this Agreement with respect to such new Registration Statement.
Section 3.4    Notification. After the filing of the Registration Statement and any amendment or supplement thereto, the Company shall immediately notify the Registrable Securityholders of such filing, and shall further notify the Registrable Securityholders immediately and confirm such advice in writing in all events within one (1) Business Day of the occurrence of any of the following: (i) when the Registration Statement becomes effective; (ii) when any post-effective amendment to the Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for (x) any amendment or supplement to the Registration Statement or any prospectus relating thereto or (y) a Suspension Notice. Within a reasonable time (but in no event more than five (5) Business Days) after a Registration Statement which covers Registrable Securities is ordered effective by the Commission, the Company shall deliver, or shall use reasonable efforts to cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Registrable Securityholders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission in substantially the form attached hereto as Exhibit A, subject to modification as may be required by such transfer agent.
Section 3.5    Blackout Periods. Upon the happening of any event as a result of which (i) the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading or (ii) the Company files a post-effective amendment to the Registration Statement, the Company shall promptly notify the Registrable Securityholders (such notice, a “Suspension Notice”) and each Registrable Securityholder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement for a reasonable length of time not to exceed 15 days (or not more than 60 days in the case of clause (ii) if the Commission has informed the Company that it intends to review the post-effective amendment) until such Registrable Securityholder is advised in writing by the Company that the use of the prospectus may be resumed (or the post-effective amendment has been declared effective, as applicable) and is furnished with a supplemented or amended prospectus (a “Blackout Period”); provided, however, that such postponement of sales of Registrable Securities by the Registrable Securityholders shall not exceed forty-five (45) days (or 60 days in the case of an event referenced in clause (ii) if the Commission has informed the Company that it intends to review the post-effective amendment) in the aggregate in any 12-month period. In any event, the Company shall not be entitled to deliver more than a total of three (3) Suspension Notices in any 12-month period. A Blackout Period that does not violate any of the restrictions on Blackout Periods set forth herein is referred to in this Agreement as an “Allowable Blackout Period.” In no event shall any such notice under this Section 3.5 contain any information which would constitute material, non-public information regarding the Company or any of its subsidiaries.
Section 3.6    Securities Laws Compliance. The Company shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions (domestic or foreign) as the Registrable Securityholders included in the Registration Statement may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Registrable Securityholders to consummate, and the Company shall not knowingly take any action that would otherwise restrict, the disposition of the Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction. The Company represents and warrants that no Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading (except that the Company makes no representation or warranty with respect to information furnished to the Company by or on behalf of a Registrable Securityholder, any other security holder or any underwriters specifically for use therein).

Section 3.7    Records. The Company shall make available for inspection by the Registrable Securityholders and any attorney, accountant or other professional retained by any Registrable Securityholder, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any of them in connection with the Registration Statement, subject to prior receipt by the Company of any confidentiality agreements as the Company may reasonably request from the Registrable Securityholders and any attorney, accountant or other professional retained by any of the Registrable Securityholders, as applicable.
Section 3.8    Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its stockholders, not later than March 31 of the calendar year following the effectiveness of the Registration Statement (provided that if the Registration Statement is declared effective prior to March 31, 2012, such obligation shall relate to March 31, 2012) an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.
Section 3.9    Confidentiality. The Company will hold in confidence and will not make any disclosure of non-public information concerning any Registrable Securityholder unless (i) disclosure of such information is reasonably necessary to comply with federal or state securities laws, rules, statutes or regulations, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement or other public filing by the Company, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or Governmental Authority of competent jurisdiction or is otherwise required by applicable law or legal process, or (iv) such Registrable Securityholder consents to the form and content of any such disclosure.
Section 3.10    Free Writing Prospectuses. Each of the Registrable Securityholders shall not, and shall not permit any officer, manager, broker or any other person acting on behalf of such Registrable Securityholder to use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the Registration Statement, without the prior written consent of the Company.
Section 3.11    Obligation to Suspend Distribution. Upon receipt of any Suspension Notice from the Company, each Registrable Securityholder shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement for a reasonable period of time as set forth in Section 3.5 until such Registrable Securityholder receives notice that the supplemented or amended prospectus has been filed and, if so directed by the Company, each Registrable Securityholder will deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.
Section 3.12    Registration Expenses. The Company shall bear all costs and expenses incurred in connection with the Registration Statement, and all expenses incurred in performing or complying with its other obligations under this Agreement, including, without limitation: (i) all registration, qualification and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses (including expenses of printing stock certificates and prospectuses); (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, if any; (vi) Financial Industry Regulatory Authority fees; (vii) the fees and expenses of any special experts retained by the Company in connection with such Registration; (viii) transfer agent's and registrar's fees, (ix) cost of distributing Prospectuses in preliminary and final form as well as any supplements, thereto, (x) messenger, word processing, duplicating, telephone and delivery expenses incurred by the Company, and (xi) Securities Act liability insurance, if the Company purchases such insurance. The Company shall have no obligation to pay any selling commissions attributable to the Registrable Securities being sold by the holders thereof, which selling commissions shall be borne by such holders.
Section 3.13    Information. Each of the Registrable Securityholders shall provide such information as may reasonably be requested (based on the advice of counsel) by the Company, in connection with the preparation of the Registration Statement, including amendments and supplements thereto. At least five (5) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Registrable Securityholder of the information the Company requires from such holder if such holder elects to have any of its Registrable Securities included in the Registration Statement. The Company's obligations under Article II hereof to file the Registration Statement and use its commercially reasonable best efforts to have the Registration Statement declared effective and to maintain the effectiveness of the Registration Statement for the Effectiveness Period, with respect to each Registrable Securityholder, are conditioned on the receipt of such information and to the extent any Registrable Securityholder has failed to provide the Company with such information, the Company's obligations with respect to such Registrable Securityholder (but not with respect to any other Registrable Securityholder) will be suspended (but not otherwise diminished) until such requested information has been provided to the Company.
Section 3.14    Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities, or increase thereof, is declared effective by the Commission. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor.
Section 3.15    Required Underwriter. If any Registrable Securityholder is required under applicable securities laws to be described in the Registration Statement as an underwriter and provided such Registrable Securityholder has not breached its representation in Section 5.4 of the Purchase Agreement, at the reasonable request of such Registrable Securityholder, the Company shall use its reasonable efforts to furnish to such Registrable Securityholder, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as such Registrable Securityholder may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering of securities such as the Common Shares, addressed to such Registrable Securityholder, and (ii) an opinion, dated such date, of counsel representing the Company, including in-house counsel to the Company (as to matters typically opined on by in-house counsel), for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering of securities such as the Common Shares, addressed to such Registrable Securityholder.
ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION
Section 4.1    Indemnification by the Company. The Company agrees to indemnify and hold harmless to the fullest extent permitted by law each Registrable Securityholder, each of such Registrable Securityholder’s respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls a Registrable Securityholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, a “Registrable Securityholder Indemnified Party”), from and against any expenses, losses, judgments, claims, damages, liabilities or actions, whether joint or several, arising out of or based upon any untrue statement or allegedly untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arising out of or based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or other applicable federal, state, “blue sky” or common law or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with the Registration Statement. The Company shall promptly reimburse the Registrable Securityholder Indemnified Party for any legal and any other expenses reasonably incurred by such Registrable Securityholder Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable to any Registrable Securityholder Indemnified Party in any such case to the extent that any such expense, loss, judgment, claim, damage, liability or action arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such Registrable Securityholder Indemnified Party expressly for use therein.
Section 4.2    Indemnification by the Registrable Securityholders. Each selling Registrable Securityholder hereby agrees to indemnify and hold harmless the Company, each of its directors and officers, and each other selling holder and each other person, if any, who controls another selling holder within the meaning of the Securities Act, against any losses, judgments, claims, damages, liabilities or actions, whether joint or several, insofar as such losses, judgments, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, and shall reimburse the Company, its directors and officers, and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, judgment, claim, damage, liability or action. Notwithstanding anything to the contrary contained herein, each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.
Section 4.3    Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any loss, judgment, claim, damage, liability or action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the loss, judgment, claim, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

Section 4.4    Contribution.
(a)    If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, judgment, claim, damage, liability or action referred to herein, then the Company (including, for this purpose, any contribution made by or on behalf of any officer of the Company who signed the Registration Statement and any controlling person of the Company within the meaning of the Securities Act) and each Registrable Securityholder whose Registrable Securities are included in the Registration Statement (including, for this purpose, any contribution made by or on behalf of such Registrable Securityholder), shall contribute to the loss, judgment, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Company and the Registrable Securityholders in connection with the actions or omissions which resulted in such loss, judgment, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Registrable Securityholder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(b)    The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined on a pro rata basis or by any other method of allocation which does not take account of the equitable considerations referred to in Section 4.4(a).
(c)    The amount paid or payable by an Indemnified Party as a result of any loss, judgment, claim, damage, liability or action referred to in Section 4.4(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4(c), no Registrable Securityholder shall be required to contribute, in the aggregate, any amount in excess of the dollar amount by which the net proceeds actually received by such holder from the sale of Registrable Securities that gave rise to such contribution obligation exceeds the amount of any damages that such Registrable Securityholder has otherwise been required to pay under Section 4.2 by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. This Section 4.4 is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.
ARTICLE V
RULE 144 REPORTING
Section 5.1    Rule 144. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the Registrable Securityholders may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. The foregoing shall in no way reduce the rights of Registrable Securityholders hereunder. The Company agrees at its cost and expense to use its reasonable best efforts to: (i) make and keep available current public information about the Company in compliance with Rule 144(c)(1) and Rule 144(i)(2) under the Securities Act; (ii) file with the Commission in a timely manner all reports and other documents the Company may be required to file under the Exchange Act; and (iii) furnish to each Registrable Securityholder, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act.

ARTICLE VI
TERMINATION; MERGERS AND RECAPITALIZATIONS
Section 6.1    Termination. This Agreement shall terminate with respect to any Registrable Securityholder (but not with respect to any other Registrable Securityholder) on the date on which such Registrable Securityholder no longer owns any Registrable Securities. This Agreement will terminate on the date on which there are no Registrable Securities outstanding. Notwithstanding the foregoing,(i) the provisions of Section 2.3 (with respect to any accrued obligation to pay liquidated damages thereunder, as well as any interest thereon) and Article IV shall survive any termination of this Agreement and (ii) to the extent any shares of Common Stock that have ceased to be Registrable Securities once again become Registrable Securities in accordance with the proviso at the end of the definition of “Registrable Securities,” then this Agreement shall be revived and once again effective.
Section 6.2    Mergers and Recapitalizations.
(a)    The Company shall not, directly or indirectly, effect a change of control or reorganization event of the Company in which the Company shall not be the surviving entity unless the proposed surviving entity shall, prior to effecting a change of control or reorganization event of the Company, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Securities” shall be deemed to be references to the securities that the Registrable Securityholders would be entitled to receive in exchange for Registrable Securities under the terms of any such agreement to effect a change of control or reorganization event of the Company; provided, however, that the provisions of this Section 6.2 shall not apply in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation if all the Registrable Securityholders are entitled to receive in exchange for their Registrable Securities consideration consisting solely of (A) cash, (B) securities of the acquiring corporation that may be immediately sold to the public without registration under the Securities Act, or (C) a combination of the consideration described in both clauses (A) and (B).

(b)    If, and as often as, there is any change in the Common Stock by way of a stock split, combination, stock dividend, reclassification, or the like, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby to the Registrable Securityholders with respect to the Registrable Securities shall not be diminished or adversely affected.
(c)    If requested by the Registrable Securityholders, the proposed surviving entity to any change of control or reorganization event of the Company (if other than the Company) pursuant to Section 6.2(a) above shall further evidence such surviving entity’s obligations under this Section 6.2 by executing and delivering to the Registrable Securityholders a written agreement to such effect in form and substance satisfactory to the Registrable Securityholders.
ARTICLE VII
MISCELLANEOUS
Section 7.1    Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the parties hereunder may be freely assigned or delegated by such parties in conjunction with and to the extent of any Transfer of Registrable Securities by any Registrable Securityholder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and their transferees. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto, other than (i) permitted successors and assigns and (ii) Indemnified Parties.
Section 7.2    Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be mailed, postage prepaid by registered or certified mail, delivered by reputable courier service with charges prepaid, personally delivered or transmitted, confirmed facsimile or email with immediate telephone confirmation thereafter, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of delivery or transmission if personally delivered or transmitted by facsimile or email; provided, however, that if such delivery or transmission is not on a Business Day or is after normal business hours, then such notice shall be deemed given on the next Business Day. Notice sent by courier shall be deemed given on the next Business Day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery. Notice sent by mail shall be deemed given at the earlier of its receipt and 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of U.S. mail.
(a)    If to the Company, addressed to the attention of its Chief Financial Officer at the most recent address listed on the cover page of its most recent filing with the Commission, with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036-6522
Attention: Gregory A. Fernicola, Esq.
Facsimile No.: (212) 735-2000

(b)    If to a Registrable Securityholder, solely to the person or department listed in the address of such Registrable Securityholder set forth under such Registrable Securityholder’s name on Schedule 1 hereto (or the address of such Registrable Securityholder or designee as such Registrable Securityholder shall designate in writing from time to time), with a copy to (which shall not constitute notice) the address listed under the address of such Registrable Securityholder on Schedule 1 hereto, as applicable.
Notwithstanding the foregoing, (i) all notices and other communications pursuant to Articles II and III hereof to a Registrable Securityholder may be given by the Company by e-mail transmission to the e-mail addresses furnished by each Registrable Securityholder to the Company, (ii) any notice, document or instruction hereunder to a Registrable Securityholder represented by an Investor Representative may be given solely to such Investor Representative on behalf of such Registrable Securityholder and any notice, document or instruction hereunder to the Company by a Registrable Securityholder represented by an Investor Representative may be given solely by such Investor Representative on behalf of such Registrable Securityholder and (iii) the Company shall not send notices or other communications to any other person acting on behalf of a Registrable Securityholder without the prior written consent of the person or department identified in the address for such Registrable Securityholder on Schedule 1 hereto.
Section 7.3    Investor Representative. If any Registrable Securityholder has designated an Investor Representative, such Investor Representative shall be entitled to exercise any of the rights hereunder of such Registrable Securityholder, including the making of any request or demand hereunder (or responding to any demand or request made by the Company) on behalf of such Registrable Securityholder and the Registrable Securityholder shall be bound by any such action (or inaction) taken (or failed to be taken) on its behalf.
Section 7.4    Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.
Section 7.5    Counterparts. This Agreement may be executed in multiple counterparts (including by facsimile or .pdf), each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.
Section 7.6    Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.
Section 7.7    Modifications and Amendments. This Agreement can be modified or amended only with the prior written consent of the Company and the Registrable Securityholders.
Section 7.8    Joinder. Prior to any Transfer to any transferee, such transferee must become bound to this Agreement and all of the rights, duties and obligations set forth herein by executing a joinder to this Agreement.
Section 7.9    Titles and Headings. Titles and headings of articles and sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.
Section 7.10    Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the parties to this Agreement may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.
Section 7.11    Governing Law. This Agreement shall be governed by, interpreted under and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.
Section 7.12    Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement or the transactions contemplated hereby.
Section 7.13    Exclusive Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction or any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7.2 shall be deemed effective service of process on such party.
Section 7.14    Construction. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement. This Agreement shall be deemed to have been drafted by both the Company and the Registrable Securityholders and shall not be construed against either party as the principal draftsperson hereof. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder and any applicable common law, unless the context requires otherwise. The word “including” shall mean including, without limitation, and is used in an illustrative sense rather than a limiting sense. Terms used with initial capital letters will have the meanings specified applicable to singular and plural forms for all purposes of this Agreement. Reference to any gender will be deemed to include all genders and neutral form.
Section 7.15    No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Contractual Securityholders) may include securities of the Company in a Registration Statement hereunder other than the Contractual Securities.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.
HUGHES TELEMATICS, INC.

By:     /s/ Craig Kaufmann
Name:    Craig Kaufmann
Title:    Senior Vice President Finance and
        Treasurer

THE INVESTORS:

PAR INVESTMENT PARTNERS, L.P.
By:    PAR GROUP, L.P., its general partner
By:    PAR CAPITAL MANAGEMENT, INC., its     general partner

By:         /s/ Steven M. Smith
Name:    Steven M. Smith
Title:        Chief Operating Officer and General Counsel

PLASE HT, LLC
By:     Apollo Investment Fund V (PLASE), L.P.,
    its management company
By:    Apollo Advisors V, L.P.,
    its general partner
By:    Apollo Capital Management V, Inc.,
    its general partner
By:         /s/ Laurie Medley
    Name: Laurie Medley
    Title:    Vice President

Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II, Global Equities Portfolio

By: WELLINGTON MANAGEMENT COMPANY, LLP, as investment adviser

By:         /s/ Steven M. Hoffman
    Name: Steven M. Hoffman
    Title:    Vice President & Counsel
Molson Coors (UK) Pension Plan

By: WELLINGTON MANAGEMENT COMPANY, LLP, as investment adviser

By:         /s/ Steven M. Hoffman
    Name: Steven M. Hoffman
    Title:    Vice President & Counsel
Wellington Management Portfolios (Dublin) plc - US Capital Appreciation Equity Portfolio

By: WELLINGTON MANAGEMENT COMPANY, LLP, as investment adviser

By:         /s/ Steven M. Hoffman
    Name: Steven M. Hoffman
    Title:    Vice President & Counsel
GAM Capital Appreciation Fund Inc

By: WELLINGTON MANAGEMENT COMPANY, LLP, as investment adviser

By:         /s/ Steven M. Hoffman
    Name: Steven M. Hoffman
    Title:    Vice President & Counsel

The Hartford Growth Opportunities Fund

By: WELLINGTON MANAGEMENT COMPANY, LLP, as investment adviser

By:         /s/ Steven M. Hoffman
    Name: Steven M. Hoffman
    Title:    Vice President & Counsel

Hartford Growth Opportunities HLS Fund

By: WELLINGTON MANAGEMENT COMPANY, LLP, as investment adviser

By:         /s/ Steven M. Hoffman
    Name: Steven M. Hoffman
    Title:    Vice President & Counsel

Wellington Trust Company, National Association Multiple Collective Investment Funds Trust, Capital Appreciation Equity Portfolio

By: WELLINGTON MANAGEMENT COMPANY, LLP, as investment adviser

By:         /s/ Steven M. Hoffman
    Name: Steven M. Hoffman
    Title: Vice President & Counsel

The Ohio State University

By: WELLINGTON MANAGEMENT COMPANY, LLP, as investment adviser

By:         /s/ Steven M. Hoffman
    Name: Steven M. Hoffman
    Title:    Vice President & Counsel

JHF II Alpha Opportunities Fund

By: WELLINGTON MANAGEMENT COMPANY, LLP, as investment adviser

By:         /s/ Steven M. Hoffman
    Name: Steven M. Hoffman
    Title:    Vice President & Counsel

JHVIT Alpha Opportunities Trust

By: WELLINGTON MANAGEMENT COMPANY, LLP, as investment adviser

By:         /s/ Steven M. Hoffman
    Name: Steven M. Hoffman
    Title:    Vice President & Counsel
Barclays Bank UK Retirement Fund

By: WELLINGTON MANAGEMENT COMPANY, LLP, as investment adviser

By:         /s/ Steven M. Hoffman
    Name: Steven M. Hoffman
    Title:    Vice President & Counsel
Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Capital Appreciation Portfolio

By: WELLINGTON MANAGEMENT COMPANY, LLP, as investment adviser

By:         /s/ Steven M. Hoffman
    Name: Steven M. Hoffman
    Title:    Vice President & Counsel

Wellington Management Portfolios (Luxembourg) - Global Select Capital Appreciation Equity Portfolio

By: WELLINGTON MANAGEMENT COMPANY, LLP, as investment adviser

By:         /s/ Steven M. Hoffman
    Name: Steven M. Hoffman
    Title:    Vice President & Counsel

ASCEND PARTNERS FUND I LP

By: ASCEND CAPITAL LIMITED PARTNERSHIP,
its general partner

By: ASCEND CAPITAL, LLC, its general partner
By:     /s/ Malcolm Fairbairn
Name:    Malcolm Fairbairn
Title:    Managing Member

ASCEND PARTNERS FUND II LP

By: ASCEND CAPITAL LIMITED PARTNERSHIP,
its general partner

By: ASCEND CAPITAL, LLC, its general partner
By:     /s/ Malcolm Fairbairn
Name:    Malcolm Fairbairn
Title:    Managing Member

ASCEND PARTNERS FUND I, LTD.

By: ASCEND CAPITAL, LLC, as investment advisor
By:     /s/ Malcolm Fairbairn
Name:    Malcolm Fairbairn
Title:    Managing Member

ASCEND PARTNERS FUND II, LTD.

By: ASCEND CAPITAL, LLC, as investment advisor
By:     /s/ Malcolm Fairbairn
Name:    Malcolm Fairbairn
Title:    Managing Member

ASCEND PARTNERS FUND II BPO, LTD.

By: ASCEND CAPITAL, LLC, as investment advisor
By:     /s/ Malcolm Fairbairn
Name:    Malcolm Fairbairn
Title:    Managing Member

MAP 3 SEGREGATED PORTFOLIO - a segregated portfolio of LMA SPC

By: ASCEND CAPITAL LIMITED PARTNERSHIP,
as investment advisor

By: ASCEND CAPITAL, LLC, its general partner
By:     /s/ Malcolm Fairbairn
Name:    Malcolm Fairbairn
Title:    Managing Member

PERMAL ASCEND EQUITIES LTD.

By: ASCEND CAPITAL LIMITED PARTNERSHIP,
as investment advisor

By: ASCEND CAPITAL, LLC, its general partner
By:     /s/ Malcolm Fairbairn
Name:    Malcolm Fairbairn
Title:    Managing Member

VALLEY HIGH PARTNERS, LP

By: VALLEY HIGH CAPITAL, LLC, its general partner

By:     /s/ Malcolm Fairbairn
Name:    Malcolm Fairbairn
Title:    Managing Member

Sciens Group Alternative Strategies PPC Limited- Grey Iota Cell

By: ASCEND CAPITAL LIMITED PARTNERSHIP,
as investment advisor

By: ASCEND CAPITAL, LLC, its general partner
By:     /s/ Malcolm Fairbairn
Name:    Malcolm Fairbairn
Title:    Managing Member

RAHUL GANDHI
By:         /s/ Rahul Gandhi
Name:    Rahul Gandhi

STARPOINT PARTNERS LP

By:         /s/ Jonathon Aborn
Name:    Jonathon Aborn
Title:        Managing Member, Starpoint Capital

THE ENTITIES AND INDIVIDUALS DESIGNATED ON SCHEDULE 2 HERETO

By:             Zesiger Capital Group LLC,
            Attorney-in-Fact

By:          /s/ Robert K. Winters
Name:    Robert K. Winters
Title:        Managing Director